SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported): April 30, 2003

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

NORTH CAROLINA (State or Other Jurisdiction of Incorporation)	1-4928 (Commission File No.)	56-0205520 (IRS Employer Identification No.)

526 South Church Street
Charlotte, North Carolina		28201-1006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Item	7. Financial Statements and Exhibits

(c)	Exhibits

99	Press Release dated April 30, 2003

Item 9.     Regulation FD Disclosure

On April 30, 2003, Duke Energy Corporation issued a press release reporting its 2003 first quarter earnings. A copy of this press release is attached hereto as Exhibit 99. The information in Exhibit 99 is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ KEITH G. BUTLER

Keith G. Butler
Senior Vice President and Controller

Dated: April 30, 2003

EXHIBIT INDEX

Exhibit	Description
99	Press Release dated April 30, 2003